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                                                                      EXHIBIT 99
                                                                      ----------

                                POWER OF ATTORNEY
                                -----------------



         The undersigned hereby appoints Robert B. Tomaro and Glenn E. Morrical and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, as attorney-in-fact his signature to any Schedule 13G (or any amendment thereof) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 with respect to MIM Corporation.

                                               /s/ Michael R. Erlenbach
                                               ---------------------------------
                                               Signature


                                               Michael R. Erlenbach
                                               ---------------------------------
                                               Name


                                               Date: 8/28/98